Exhibit 10.28.1

Atkore International Group Inc.

Form of Employee Stock Option Agreement

This Employee Stock Option Agreement, dated as of the date set forth on the signature page hereof (the “Grant Date”), between Atkore International Group Inc., a Delaware corporation (the “Company”), and the employee whose name appears on the signature page hereof and who is employed by the Company or one of its Subsidiaries (the “Employee”), is being entered into pursuant to the Atkore International Group Inc. 2016 Omnibus Incentive Plan (the “Plan”). The meaning of capitalized terms used in this Agreement may be found in Section 5 of this Agreement.

The Company and the Employee hereby agree as follows:

Section 1. Grant of Options.

(a) Confirmation of Grant. Subject to the terms of this Agreement, the Company hereby evidences and confirms, effective as of the Grant Date, its grant to the Employee of Options to purchase the number of shares of Company Common Stock specified on the signature page hereof. The Options are not intended to be Incentive Stock Options. This Agreement is entered into pursuant to, and the terms of the Options are subject to, the terms of the Plan. If there is any inconsistency between an express provision of this Agreement and an express provision of the Plan, the provision of the Plan shall govern.

(b) Option Price. Each share covered by an Option shall have the Option Price specified on the signature page hereof.

Section 2. Vesting and Exercisability.

(a) Vesting of Options. [To be completed in connection with specific grants.]

(b) Discretionary Acceleration. The Administrator, in its sole discretion, may accelerate the vesting or exercisability of all or a portion of the Options, at any time and from time to time.

(c) Effect of a Change in Control. In the event of a Change in Control, all or a portion of the Options shall be converted into Alternative Awards meeting the requirements of the Plan; provided, that if so determined by the Administrator prior to the Change in Control, all Options, whether vested or unvested, shall be cancelled as set forth in Article XIV of the Plan for the payment described therein.

(d) Exercise. Once vested in accordance with the provisions of this Agreement, the Options may be exercised at any time and from time to time prior to the date such Options terminate pursuant to Section 2 or Section 3, subject to such generally applicable restrictions on exercise as may be imposed by the Administrator (including customary blackout periods during which trading by employees may not occur). Options may only be exercised with respect to whole Shares and must be exercised in accordance with Section 4 of this Agreement.

Section 3. Termination of Options.

(a) Normal Termination Date. Unless earlier terminated pursuant to Section 2, or Section 3(b), Section 3(c) or Section 3(d) of this Agreement, the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Termination Date”), if not exercised prior to such date.

(b) Early Termination for Cause; Effect of Competitive Activity. If the Employee’s employment is terminated for Cause, or if the Employee engages in Competitive Activity after a termination of employment whether or not such termination is for Cause, all Options (whether or not then vested or exercisable) shall automatically be forfeited without payment upon such event. The Company may suspend, for a period of up to 90 days, the right of the Employee to exercise the Options during any period in which the Company believes reasonably and in good faith that the Employee may have engaged in acts constituting Cause or Competitive Activity.

(c) Early Termination for Any Other Reason. Subject to Section 3(d), if the Employee’s employment with the Company terminates for any reason, any Options held by the Employee that have not vested before the effective date of such termination of employment shall terminate immediately upon such termination of employment. Subject to Section 2, all vested Options held by the Employee following the effective date of a termination of employment other than for Cause shall remain exercisable until the first to occur of (i) the three-month anniversary of the effective date of the Employee’s termination of employment other than by reason of the death, Disability or retirement on or after the Employee reaching normal retirement age, (ii) the first anniversary of the date of the Employee’s termination by reason of death or Disability, (iii) the third anniversary of the date of the Employee’s retirement on or after the Employee reaching normal retirement age and (iv) the Normal Termination Date. Any vested Options not exercised within such period shall automatically terminate upon the expiration of such period.

(d) Tolling Provision. The Normal Termination Date and the post-termination exercise periods set forth in Section 3(c) shall be tolled by one business day for each business day that the exercise of the Options is not permitted under the Company trading policies or applicable law (as determined by the Administrator), but not later than the first anniversary of the Normal Termination Date.

Section 4. Manner of Exercise.

(a) General. Subject to such reasonable administrative regulations as the Administrator may adopt from time to time, the exercise of vested Options by the Employee shall be pursuant to procedures set forth in the Plan or established by the Administrator from time to time and shall include the Employee specifying the proposed date on which the Employee desires to exercise a vested Option (the “Exercise Date”), the number of whole Shares with respect to which the Options are being exercised (the “Exercise Shares”) and the aggregate Option Price for such Exercise Shares (the “Exercise Price”) or such other or different requirements as may be imposed by the Company. Unless otherwise determined by the Administrator, (i) on or before the Exercise Date the Employee shall arrange for delivery to the Company, in such manner as is permitted under the Plan (including, if available, pursuant to a broker-assisted cashless exercise program established by the Company), of full payment for the Exercise Shares plus any required withholding taxes or other similar taxes, charges or fees and (ii) on the Exercise Date, the Company shall register the issuance of the Exercise Shares on its records (or direct such issuance to be registered by the Company’s transfer agent). The Company may require the Employee to furnish or execute such other documents as the Administrator shall deem necessary (i) to evidence such exercise or (ii) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

(b) Restrictions on Exercise. Notwithstanding any other provision of this Agreement, the Options may not be exercised in whole or in part, and no certificates representing Exercise Shares shall be delivered, (i) (A) unless all requisite approvals and consents of any governmental authority of any kind shall have been secured, (B) the purchase of the Exercise Shares shall be exempt from registration under applicable U.S. federal and state securities laws, and applicable non-U.S. securities laws, or the Exercise Shares shall have been registered under such laws, and (C) all applicable U.S. federal, state and local and non-U.S. tax withholding requirements shall have been satisfied, or (ii) if such exercise would result in a violation of the terms or provisions of, or a default or an event of default under, any guarantee, financing or security agreement entered into by the Company or any Subsidiary from time to time.

Section 5. Certain Definitions. As used in this Agreement, capitalized terms that are not defined herein have the respective meanings given in the Plan, and the following additional terms shall have the following meanings:

“Agreement” means this Employee Stock Option Agreement, as amended from time to time in accordance with the terms hereof.

“Company” has the meaning set forth in the introduction to this Agreement, provided that for purposes of determining the status of Employee’s employment with the “Company,” such term shall include the Company and its Subsidiaries.

“Employee” means the grantee of the Options whose name is set forth on the signature page of this Agreement; provided that, as necessary to give full effect to the Plan and this Agreement, following such person’s death “Employee” shall be deemed to include such person’s beneficiary or estate and following such Person’s Disability, “Employee” shall be deemed to include such person’s Eligible Representative.

“Exercise Date” has the meaning given in Section 4(a).

“Exercise Price” has the meaning given in Section 4(a).

“Exercise Shares” has the meaning given in Section 4(a).

“Grant Date” has the meaning set forth in the introduction to this Agreement.

“Normal Termination Date” has the meaning given in Section 3(a).

“Option” means the right granted to the Employee hereunder to purchase one share of Company Common Stock for a purchase price equal to the Option Price subject to the terms of this Agreement and the Plan.

“Option Price” means, with respect to each share of Company Common Stock covered by an Option, the purchase price specified in Section 1(b) for which the Employee may purchase such share of Company Common Stock upon exercise of an Option.

“Plan” has the meaning set forth in the introduction to this Agreement.

Section 6. Miscellaneous.

(a) Withholding. The Company or one of its Subsidiaries may require the Employee to remit to the Company an amount in cash sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding or other similar charges or fees that may arise in connection with the grant, vesting, exercise, settlement or purchase of the Options to the extent that such withholding requirement is not satisfied by other means; provided, that if Exercise Shares are retained to satisfy such obligation, the number of Exercise Shares retained shall be effected at a rate determined by the Company that is permitted under applicable IRS withholding rules and that does not to cause adverse accounting consequences.

(b) Incorporation of Forfeiture Provisions. The Employee acknowledges and agrees that, pursuant to the Plan, he or she shall be subject to any generally applicable disgorgement or forfeiture provisions set forth in Article XIII of the Plan as of the date of this Agreement or as may be imposed by the Administrator (including as required by applicable law) after the date of this Agreement, including with respect to post-employment Competitive Activity. The Employee hereby appoints the Company as the Employee’s attorney-in-fact of the undersigned to take such actions as may be necessary or appropriate to effect a transfer of the record ownership of any such Shares to which such disgorgement or forfeiture provisions may apply.

(c) No Rights as Stockholder; No Voting Rights. The Employee shall have no rights as a stockholder of the Company with respect to any Shares covered by the Options until the exercise of the Options and delivery of the Shares.

(d) No Right to Continued Employment. Nothing in this Agreement shall be deemed to confer on the Employee any right to continue in the employ of the Company or any Subsidiary, or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such employment at any time.

(e) Non-Transferability of Options. The Options may be exercised only by the Employee, or, following the Employee’s death, by the Employee’s designated beneficiary or by the Employee’s estate in the absence of a designated beneficiary. The Options are not assignable or transferable, in whole or in part, and they may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including, but not limited to, by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Employee upon the Employee’s death or with the Company’s consent.

(f) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be provided as set forth in Section 15.13 of the Plan.

(g) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors, assigns, beneficiaries, legal representatives or estate any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(h) Waiver; Amendment.

(i) Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder.

(ii) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Employee and the Company.

(i) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other party.

(j) Applicable Law and Forum. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(k) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 6(k).

(l) Lock-Up Periods. If the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Employee shall not effect any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or distribution of any Company Common Stock, other than as part of such underwritten public offering, during the 20 days prior to and the 90 days after the effective date of such registration statement (or such other period, not to exceed 180 days, as may be generally applicable to or agreed by the Company with respect to its transactions in its own Shares). If the Company files a prospectus in connection with a takedown from a shelf registration statement, the Associate shall not effect any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or distribution of any Company Common Stock, other than as part of such offering, for 20 days prior to and 90 days after the date the prospectus supplement is filed with the Securities and Exchange Commission.

(m) Trading Policies. The Employee acknowledges and agrees that he or she shall be subject to, and shall comply with, any of the Company’s trading policies, as in effect from time to time.

(n) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(o) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the Grant Date.

ATKORE INTERNATIONAL GROUP INC.

By:
Name:
Title:

EMPLOYEE

Name:

Total Number of Shares for the Purchase of Which Options have been Granted	Option Price

[insert number] Shares	$[insert option price]

Grant Date:	[Insert date]